Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Chatsworth Acquisitions II, Inc. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Deborah A. Salerno, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Deborah A. Salerno
Deborah A. Salerno
Principal Executive Officer
Principal Financial Officer
June 26, 2008